EXHIBIT 10.23


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                          REGISTRATION RIGHTS AGREEMENT




                                 by and between




                              TRAILER BRIDGE, INC.




                                       and




                      TRANSPORTATION RECEIVABLES 1992, LLC








                            Dated as of May 23, 2002







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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I
DEMAND REGISTRATIONS..........................................................1

1.1           Requests for Registration.......................................1
1.2           Limitations on Demand Registrations.............................2
1.3           Effective Registration Statement................................2
1.4           Priority on Demand Registrations................................2
1.5           Selection of Underwriters.......................................2
1.6           Other Registration Rights.......................................2

ARTICLE II
OTHER REGISTRATIONS............................................................3

2.1           Right to Piggyback...............................................3
2.2           Priority on Registrations........................................3
2.3           Other Registrations..............................................3

ARTICLE III
REGISTRATION PROCEDURES........................................................3


ARTICLE IV
REGISTRATION EXPENSES..........................................................7

4.1           Company's Fees and Expenses......................................7
4.2           Fees of Counsel to Stockholders..................................7

ARTICLE V
UNDERWRITTEN OFFERINGS.........................................................7

5.1           Demand Underwritten Offerings....................................7
5.2           Incidental Underwritten Offerings................................8

ARTICLE VI
INDEMNIFICATION................................................................8

6.1           Indemnification by the Company...................................8
6.2           Indemnification by Stockholders..................................9
6.3           Indemnification Procedures......................................10
6.4           Indemnification of Underwriters.................................11
6.5           Contribution....................................................11
6.6           Timing of Indemnification Payments..............................12


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ARTICLE VII
RULE 144......................................................................12


ARTICLE VIII
MERGERS, ETC..................................................................12


ARTICLE IX
DELIVERY OF INFORMATION FOR RULE 144A TRANSACTIONS............................13


ARTICLE X
Obligations of Stockholders...................................................13


ARTICLE XI
DEFINITIONS...................................................................13


ARTICLE XII
MISCELLANEOUS.................................................................15

12.1          No Inconsistent Agreements......................................15
12.2          Remedies........................................................15
12.3          Amendments and Waivers..........................................15
12.4          Successors and Assigns..........................................15
12.5          Notices.........................................................15
12.6          Headings........................................................16
12.7          Gender..........................................................16
12.8          Invalid Provisions..............................................16
12.9          Governing Law...................................................17
12.10         Counterparts....................................................17





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                          REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement"), dated as of
May 23, 2002, is by and between Trailer Bridge, Inc., a Delaware corporation (the "Company"), and Transportation Receivables 1992, LLC (Transportation Receivables 1992, LLC and any Transferee are collectively referred to herein as the "Stockholders"). Capitalized terms used and not otherwise defined herein have the respective meanings ascribed thereto in Article XI hereof.

                                   ARTICLE I
                              DEMAND REGISTRATIONS
                              --------------------

        1.1     Requests for Registration.

        (a) Subject to Section 1.2 hereof, at any time and from time to time on or after the date hereof, the Stockholders holding a majority of the outstanding Registrable Securities (the "Majority Holder") may request registration under the Securities Act of all or part of their Registrable Securities, which registration shall be filed on Form S-1 or any similar long-form registration available to the Company ("Long-Form Demand Registration"). Thereafter, the Company will use its best efforts to promptly effect the registration of such Registrable Securities under the Securities Act on such long form requested by the Majority Holder. The registration requested pursuant to this Section 1.1 is referred to herein as a "Demand Registration.") Upon receipt of a request for a Demand Registration, the Company will give prompt written notice (in any event within three (3) Business Days after its receipt of such request) of the request for a Demand Registration to all Stockholders not making such request and will include in such Demand Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty-five (25) days after the receipt of the Company's notice. The Majority Holder may, at any time prior to the effective date of the registration statement relating to any Demand Registration, revoke such Demand Registration request by providing written notice to the Company, in which case the Majority Holder shall bear all expenses of such withdrawn registration, including without limitation those set forth in Article IV hereof, pro rata on the basis of the number of their Shares so included in the registration request, and provided, further, that such registration shall not be counted as a registration pursuant to Section 1.2. Notwithstanding the preceding sentence, the Majority Holder may elect to have such withdrawn registration count as a registration pursuant to Section 1.2, in which event the Company shall bear such expense as set forth in Article IV relating to such withdrawn registration.

        (b) The Majority Holder may request that the Company prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration") registering the resale from time to time by the Stockholders of all or part of their Registrable Securities (the "Initial Shelf Registration"). The registration statement shall be on an appropriate form, at the Company's discretion, permitting registration of such Registrable Securities for resale by the Stockholders. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof,




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and in any event shall, within forty-five (45) days of such cessation of effectiveness, amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or to promptly file an additional Shelf Registration covering all of the Registrable Securities (a "Subsequent Shelf Registration").

        1.2 Limitations on Demand Registrations. The Stockholders, as a group, shall be entitled to (i) two (2) Long-Form Demand Registrations, and
(ii) or at any time when the Company qualifies for the use of Form S-3, unlimited registrations on Form S-3, including pursuant to Rule 415 under the Securities Act, provided that (a) aggregate expected proceeds of each such registration exceed $1,000,000, and (b) the Company shall not be obligated to effect a registration on Form S-3 more than once in any twelve (12) month period.

        1.3     Effective Registration Statement.

        (a) A Demand Registration requested pursuant to Section 1.1 of this Agreement shall not be deemed to have been effected: (i) unless a registration statement with respect thereto has become effective; (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason, and the Registrable Securities covered thereby have not been sold; or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied by reason of (x) a failure by, or inability of, the Company to satisfy any thereof, or (y) the occurrence of an event outside the control of the Stockholders.

        (b) A Demand Registration requested pursuant to Section 1.1(a) of this Agreement shall not be deemed to have been effected for purposes of this Agreement if the Stockholders are not able to register and sell at least 75% of the amount of Registrable Securities requested to be included in such registration.

        1.4 Priority on Demand Registrations. The Company will not include any Other Securities in a Demand Registration that is an underwritten offering if the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities to be registered exceeds the number of securities which can be sold in such offering within a price range acceptable to the Majority Holder.

        1.5 Selection of Underwriters. The Majority Holder shall have the right to select the underwriters and the managing underwriters to administer a Demand Registration, provided that such underwriters and managing underwriters shall be reasonably acceptable to the Company.

        1.6 Other Registration Rights. Except as otherwise provided in this Agreement, the Company may grant to any Person the right to request the Company to register any Equity Securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities ("Other Securities"); provided, however, that all such registration rights shall not be inconsistent with the registration rights held by the Stockholders.


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                                   ARTICLE II
                               OTHER REGISTRATIONS
                               -------------------

        2.1 Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice (in any event within three (3) Business Days after its receipt of notice of any exercise of other demand registration rights) to the Stockholders of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty-five (25) days after the receipt of the Company's notice. The Stockholders shall be entitled to "piggyback" registration rights on all registrations of the Company, except registrations for employee plans or transactions pursuant to Rule 145 under the Securities Act; provided that this right of the Stockholders shall be subject to the rights of the Company and its underwriters in the event of any public offering to reduce or exclude the number of shares proposed to be registered due to market conditions. The registration rights granted under this Agreement may be freely transferred to any Transferee, provided that such Transferee expressly agrees in writing to be subject to and bound by the terms and provisions of this Agreement.

        2.2 Priority on Registrations. If a Piggyback Registration is an underwritten registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering at a price acceptable to the holders of the Company's securities, the Company will include in such registration: (i) first, the securities requested to be included therein by the holders requesting such registration, if any; (ii) second, up to all of the Registrable Securities requested to be included in such registration; and (iii) third, if all of the Registrable Securities so requested are so included, up to all of the Other Securities requested to be included in such registration. The Company hereby agrees that whenever it grants piggyback rights to any holder of its securities, such holder's piggyback rights will not be inconsistent with the piggyback rights granted to the Stockholders under this Article II.

        2.3 Other Registrations. If the Company previously has filed a registration statement for a Long-Form Demand Registration with respect to Registrable Securities pursuant to Article I of this Agreement, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible, exchangeable or exercisable for or into its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), at the request of any holder or holders of such securities other than the holders of the Registrable Securities, until a period of at least six (6) months have elapsed from the effective date of such previous registration.

                                  ARTICLE III
                             REGISTRATION PROCEDURES
                             -----------------------

        Whenever the Majority Holder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the


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registration and the sale of such Registrable Securities in accordance with the intended method of registration thereof, and pursuant thereto the Company will as expeditiously as possible or, in the case of clause (q) below, will not:

        (a) promptly prepare and file with the SEC a registration statement with respect to such Registrable Securities (such registration statement to include all information which the Majority Holder shall reasonably request) and use its best efforts to promptly cause such registration statement to become effective, provided, that at least five days before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to counsel selected by the Majority Holder copies of all such documents proposed to be filed, and the Company shall not, in the case of a Demand Registration, file any such documents to which such counsel shall have objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder; and (ii) notify the selling Stockholders of (x) any request by the SEC to amend such registration statement or amend or supplement any prospectus or (y) any stop order issued or threatened by the SEC, and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

        (b) (i) promptly prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary (A) in the case of a Long-Form Demand Registration, to keep such registration statement effective for a period of not less than 180 days (except that such 180-day period shall be (I) shortened to the extent that all shares are sold thereunder, or (II) extended (x) by the length of any period that a stop order or similar proceeding is in effect which prohibits the distribution of the Registrable Securities, and (y) by the number of days during the period from and including the date on which each seller of Registrable Securities shall have received a notice delivered pursuant to clause
(f) below until the date when such seller shall have received a copy of the supplemented or amended prospectus contemplated by clause (f) below), and (B) in the case of a Shelf Registration, keep such registration statement continually effective, or (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

        (c) as soon as reasonably possible, furnish to the selling Stockholders, without charge, such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and prospectus supplement and, in each case, including all exhibits) and such other documents as the selling Stockholders may reasonably request, all in conformity with the requirements of the Securities Act, in order to facilitate the disposition of the Registrable Securities owned by the selling Stockholders;

        (d) use its reasonable best efforts promptly to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as the selling Stockholders shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect and to do any and all other acts and things which may be reasonably necessary or advisable to enable the selling Stockholders to consummate the disposition in such jurisdictions of the Registrable Securities, provided,


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however, that the Company will not be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

        (e) furnish to the selling Stockholders a signed copy, addressed to the selling Stockholders (and the underwriters, if any) of an opinion of counsel for the Company or special counsel to the selling Stockholders, dated the effective date of such registration statement (and, if such registration statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to counsel selected by the holders of a majority of the Shares, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as the selling Stockholders (or the underwriters, if any) may reasonably request;

        (f) promptly notify the selling Stockholders, at a time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of the selling Stockholders, promptly prepare and furnish the selling Stockholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

        (g) cause all of the Registrable Securities to be listed or quoted, and to continue to be listed or quoted on the national securities exchange, the Nasdaq National Market or the Nasdaq Small-Cap Market, on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or The NASDAQ Stock Market;

        (h) provide a transfer agent and registrar for all of the Registrable Securities not later than the effective date of such registration statement;

        (i) enter into such customary arrangements and take all such other actions as the selling Stockholders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities;

        (j) make available for inspection by the selling Stockholders, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the selling Stockholders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information


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reasonably requested by any selling Stockholder, underwriter, attorney, accountant or agent in connection with such registration statement, in each case pursuant to confidentiality agreements reasonably acceptable to the Company, as appropriate;

        (k) cause the Company's officers to make presentations to potential purchasers of the Registrable Securities, as reasonably requested by the holders of a majority of the Shares or any underwriter participating in any disposition pursuant to such registration statement;

        (l) subject to other provisions hereof, use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the holders of a majority of the Shares to consummate the disposition of the Registrable Securities;

        (m) in the case of an underwritten offering, use its reasonable best efforts to obtain a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements, addressed to the selling Stockholders, and to the underwriters, if any, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as the selling Stockholders (or the underwriters, if any) may reasonably request;

        (n) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, in each case as soon as practicable, an earnings statement covering a period of at least twelve months, beginning after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act;

        (o) permit the selling Stockholders to participate in the preparation of any registration statement covering Registrable Securities and to include therein material, furnished to the Company in writing, which in the reasonable judgment of the holders of a majority of the Shares should be included and which is reasonably acceptable to the Company;

        (p) use every reasonable effort to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any registration statement or of any order preventing or suspending the use of any preliminary prospectus;

        (q) at any time file or make any amendment to a registration statement, or any amendment of or supplement to a prospectus (including amendments of the documents incorporated by reference into the prospectus), of which Stockholders or the managing underwriters shall not have previously been advised and furnished a copy or to which the Stockholders, the managing underwriters, or counsel for the Stockholders or for the underwriters shall reasonably object; and

        (r) enter into and perform its obligations under an underwriting agreement and make such representations and warranties (subject to appropriate disclosure schedule exceptions)


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to Stockholders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters and selling holders, as the case may be, in underwritten public offerings of substantially the same type.

                                   ARTICLE IV
                              REGISTRATION EXPENSES
                              ---------------------

        4.1 Company's Fees and Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all registration and filing fees, fees and expenses incident to the Company's or the Stockholders' performance of or compliance with a Shelf Registration pursuant to this Agreement and to the Transaction Documents (whether or not any of the registration statements become effective), fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and expenses for listing or quoting the Registrable Securities on each securities exchange or The NASDAQ Stock Market on which similar securities issued by the Company are then listed or quoted, and fees and disbursements of counsel for the Company, any transfer agent and all independent certified public accountants, underwriters (excluding discounts and selling commissions and fees and expenses) and other Persons retained by the Company in connection with any Demand Registration or any Piggyback Registration (all such expenses being herein called "Registration Expenses"), will be paid by the Company. The underwriting discounts and commissions relating to the sale of Registrable Securities will be borne and paid by the selling Stockholders.

        4.2 Fees of Counsel to Stockholders. In connection with any registration hereunder, the Company shall pay the reasonable fees and expenses of one legal counsel selected by the holders of a majority of the Shares.

                                   ARTICLE V
                             UNDERWRITTEN OFFERINGS
                             ----------------------

        5.1 Demand Underwritten Offerings. If requested by the underwriters for any underwritten offerings of Registrable Securities pursuant to a Demand Registration, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the selling Stockholders, and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally included in agreements of this type, including, without limitation, indemnities customarily included in such agreements. The selling Stockholders may be a party to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the selling Stockholders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the selling Stockholders. The Company shall cooperate with the selling Stockholders in order to limit, to the extent within the Company's control, any representations or warranties to, or agreements with, the Company or the underwriters to be made by the selling Stockholders only to those representations, warranties or agreements regarding the selling Stockholders, the


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Registrable Securities and the selling Stockholders' intended method of distribution and any other representation required by law.

        5.2 Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Article II of this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Stockholders as provided in Article II of this Agreement, arrange for such underwriters to include all of the Registrable Securities to be offered and sold by Stockholders, subject to the limitations set forth in
Article II hereof, among the securities to be distributed by such underwriters. The selling Stockholders shall be a party to the underwriting agreement between the Company and such underwriters, and may, at the option of the holders of a majority of the Shares, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the selling Stockholders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the selling Stockholders. The Company shall cooperate with the selling Stockholders in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by the selling Stockholders only to those representations, warranties or agreements regarding the selling Stockholders, the Registrable Securities and the selling Stockholders' intended method of distribution and any other representation required by law.

                                   ARTICLE VI
                                 INDEMNIFICATION
                                 ---------------

        6.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each of the holders of any Shares, each other Person, if any, who controls such holder of Shares within the meaning of the Securities Act or the Exchange Act, and each of their respective directors, agents, general partners and officers, as follows:

                (i) against any and all loss, liability, claim, damage and expense arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                (ii) against any and all loss, liability, claim, damage and expense to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and


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

                (iii) subject to Section 6.3, against any and all expense incurred by them in connection with investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, that this indemnity does not apply to any loss, liability, claim, damage or expense incurred by any holder of Shares to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder of Shares expressly for use in the preparation of any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus (or any amendment or supplement thereto); and provided further, that the Company will not be liable to any holder of Shares under the indemnity agreement in this Section 6.1, with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such controlling Person or holder of Shares results from the fact that such holder of Shares sold Shares knowingly to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company had previously and timely furnished copies thereof to such holder of Shares and had advised such holder of Shares in writing of such holder's obligation to send or give such copies to such Person or class of Persons, and provided further, that the Company will not be liable to any holder of Shares under the indemnity agreement in this Section 6.1, with respect to a sale by such holder of Shares after such time as the Company, upon the written advice of counsel to the Company, a copy of which shall be provided to each holder of Shares, provides written notice that a registration statement requires an amendment or supplement and has requested in writing that the holders of Shares cease to sell under such registration statement if, and only if, such loss, liability, claim, damage or expense of such controlling Person or holder of Shares both (x) results from the fact that such holder of Shares knowingly sold Registrable Securities under such registration statement after receipt of such written request and (y) arises out of an actual or alleged misstatement or omission of a material fact in the registration statement that the Company has determined requires amendment or supplement, but only if the actual or alleged misstatement or omission could reasonably have been corrected by the Company as part of the amendment or supplement; following the issuance of such a written request, the Company shall, as promptly as reasonably practicable (in accordance with the terms of this Agreement) amend or supplement such registration statement so that it may be used to effect sales of Registrable Securities thereafter, and shall notify such controlling Person or holder of Shares thereof in writing, and shall provide holders of Shares with copies of the corrected final prospectus, at which time the aforesaid written request to cease the use thereof shall terminate. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder of Shares or any such director, officer, general partner, agent, or other controlling Person and shall survive the transfer of such securities by such holder of Shares.

        6.2 Indemnification by Stockholders. In connection with any registration statement in which Stockholders are participating, each such holder of Shares agrees to


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

indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1 of this Agreement), to the extent permitted by law, the Company and its directors, officers and controlling Persons, and their respective directors, officers and general partners, against any and all loss, liability, claim, damage and expense arising out of or based upon any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder of Shares, specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, or such holder of Shares, as the case may be, or any of their respective directors, officers, controlling Persons or general partners and shall survive the transfer of such securities by such holder of Shares. The obligations of each holder of Shares pursuant to this
Section 6.2 are to be several and not joint. With respect to each claim pursuant to this Section 6.2, each such holder of Shares' maximum liability under this
Section 6.2 shall be limited to an amount equal to the net proceeds actually received by such holder of Shares (after deducting any underwriting discount and expenses) from the sale of Registrable Securities being sold pursuant to such registration statement or prospectus by such holder of Shares.

        6.3 Indemnification Procedures. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 6.1 or Section 6.2 of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 6.1 or Section 6.2 of this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, or the indemnified parties may have defenses that are different from or additional to those of the indemnifying party, in which case the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel for all indemnified parties in any jurisdiction in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

        6.4 Indemnification of Underwriters. The Company and each holder of Shares shall provide for the foregoing indemnity in any underwriting agreement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority.

        6.5     Contribution. If the indemnification provided for in Sections
6.1 and 6.2 of this Agreement is unavailable or insufficient to hold harmless an indemnified party under such Sections, then each indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 6.1 or Section 6.2 of this Agreement in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including, without limitation, the relative benefits received by each party from the offering of the securities covered by such registration statement, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any statement or omission. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6.5 were to be determined by pro rata or per capita allocation (even if the selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6.5. The amount paid to an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 6.3 of this Agreement if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 6.5. Promptly after receipt by an indemnified party under this Section 6.5 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 6.5, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 6.3 of this Agreement has not been given with respect to such action; provided, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this Section 6.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and each Stockholder agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters' portion of such contribution shall not exceed the underwriting discount and (ii) the amount of such contribution by each Stockholder shall not exceed an amount equal to the net proceeds actually received by such Stockholder from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        6.6 Timing of Indemnification Payments. The indemnification required by this Article VI shall be made (i) by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses are incurred, and (ii) upon determination of liability by a court of competent jurisdiction whether or not such judgment is appealed, with respect to loss, damage or liability; provided, however, that, upon a final judgment not subject to appeal, to the effect that such indemnification is without merit or is otherwise not required to be paid by the Company, then the periodic payments made by the Company pursuant to this Section 6.6 shall be promptly refunded within thirty (30) days of notice of such final judgment.

                                  ARTICLE VII
                                    RULE 144
                                    --------

        The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Majority Holder, make publicly available other information), and it will take such further action as the Majority Holder may reasonably request, all to the extent required from time to time to enable Stockholders to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (i) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Majority Holder, the Company will deliver to Stockholders a written statement as to whether it has complied with such requirements.

                                  ARTICLE VIII
                                  MERGERS, ETC.
                                  -------------

        The Company shall not, directly or indirectly, enter into any merger, consolidation, or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation, or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities that the Stockholders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation, or reorganization.

                                   ARTICLE IX
               DELIVERY OF INFORMATION FOR RULE 144A TRANSACTIONS
               --------------------------------------------------

        If a Stockholder proposes to transfer any Preferred Stock or Registrable Securities pursuant to Rule 144A under the Securities Act (as in effect from time to time), the Company agrees to provide (upon the request of such Stockholder or the prospective Transferee) to such Stockholder and (if requested) to the prospective Transferee any financial or other information concerning the Company which is required to be delivered by the Stockholder to any Transferee of such Registrable Securities pursuant to such Rule 144A, subject to confidentiality provisions, if applicable.

                                   ARTICLE X
                           Obligations of Stockholders
                           ---------------------------

        10.1 Each selling Stockholder shall furnish to the Company such information regarding such selling Stockholder and the distribution proposed by such selling Stockholders as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

        10.2    Upon receipt of any notice from the Company pursuant to clause
(f) of Article III hereof, each selling Stockholder will discontinue disposition of Registrable Securities until receipt of the copies of the supplemented or amended prospectus contemplated by clause (f) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Stockholder's possession of the prospectus relating to such Registrable Securities at the time of receipt of such notice.

                                   ARTICLE XI
                                   DEFINITIONS
                                   -----------

        As used in this Agreement, the following defined terms shall have the meanings set forth below:

        "Business Day" means a day other than Saturday, Sunday or any day on which banks in the State of New York are authorized or obligated to close.

        "Certificate of Designations" means the Certificate of Designations relating to the Preferred Stock.

        "Common Stock" means the Company's Common Stock, par value $0.01 per share.

        "Company" means Trailer Bridge, Inc., a Delaware corporation, its successors and assigns.

        "Equity Securities" means, as of any given time, the Company's then outstanding securities that are entitled to vote in connection with the election of the Company's Board of Directors generally, in the aggregate, and currently means the Common Stock and Preferred Stock, which are the only currently authorized and outstanding voting securities of the Company, taken together.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Person" means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "Preferred Stock" means the Company's Series A Convertible Preferred Stock, par value $.01 per share, which Series A Preferred Stock is convertible into shares of Common Stock.

        "Purchase Price" means the purchase price per share for the Preferred Stock as set forth in the Securities Purchase Agreement.

        "Registrable Securities" means any shares of Common Stock issued or issuable upon conversion of the Preferred Stock purchased by the Stockholders pursuant to the Securities Purchase Agreement or held by any Transferee, and any securities issued or issuable to the Stockholders with respect to such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they (i) have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (ii) been sold to the public pursuant to an exemption from registration under the Securities Act.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of May 10, 2002, by and between the Company and Transportation Receivables 1992, LLC.

        "Shares" means the shares of Registrable Securities to be registered on a registration statement filed with the SEC in connection with any Demand Registration or any Piggyback Registration.

        "Subsequent Shelf Registration" has the meaning set forth in Section 1.1(b) hereof.

        "Transaction Documents" means the Securities Purchase Agreement and the Certificate of Designations.

        "Transferee" means any party to whom the Preferred Stock or Registrable Securities are transferred pursuant to an exemption from registration under the Securities Act, other than in a public offering.

                                   ARTICLE XII
                                  MISCELLANEOUS
                                  -------------

        12.1 No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Stockholders in this Agreement.

        12.2 Remedies. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

        12.3 Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company and the Majority Holder. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

        12.4 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Stockholders or the holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

        12.5 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or sent by nationally recognized overnight courier service to the parties at the addresses or facsimile numbers below or on the signature pages hereto:

                (i) If to Stockholders, to their respective addresses as listed in the Company's transfer books, with a copy to:

                        Transportation Receivables 1992, LLC
                        c/o Cadwalader, Wickersham & Taft
                        100 Maiden Lane
                        New York, NY  10038
                        Facsimile No.: (212) 504-6666
                        Attn:  Malcolm P. Wattman, Esq.

                (ii)    If to the Company, to:

                        Trailer Bridge, Inc.
                        10405 New Berlin Road East
                        Jacksonville, Florida 32226
                        Facsimile No.: (904) 751-7444
                        Attention:  Chief Executive Officer

All such notices, requests and other communications will (x) if delivered personally to the address as provided in this Section 11.6(a), be deemed given upon delivery, (y) if delivered by facsimile transmission to the facsimile number as provided in this Section 11.6(a), be deemed given upon receipt and (z) if delivered by nationally recognized overnight courier service in the manner described above to the address as provided in this Section 11.6(a), be deemed given on the Business Day following the day it was sent (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 11.6(a)). Any party may from time to time change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

        12.6 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

        12.7 Gender. Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

        12.8 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and
(iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

        12.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof.

        12.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


                           [signature page to follow]

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


                                       TRAILER BRIDGE, INC.


                                       By:  /s/ Ralph W. Heim
                                          --------------------------------------
                                       Name:  Ralph W. Heim
                                       Title: President and Chief Operating
                                              Officer


                                       TRANSPORTATION RECEIVABLES 1992, LLC

                                       By The Estate of M. P. McLean, Member

                                       By:  /s/ John D. McCown
                                          --------------------------------------
                                       Name: John D. McCown
                                       Title:  Co-Executor

                                       By:  /s/ F. Duffield Meyercord
                                          --------------------------------------
                                       Name: F. Duffield Meyercord
                                       Title:  Co-Executor